Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On December 7, 2012, Progress Software Corporation (the "Company") completed the sale of its Actional, DataXtend, Savvion and Sonic product lines to Aurea Software, Inc., (“Aurea”), a new company formed by ESW Capital, the investment arm of Trilogy Enterprises. The sale of the Actional, DataXtend, Savvion and Sonic product lines was completed pursuant to the terms of a Master Asset Purchase Agreement, dated October 17, 2012. As contemplated by the Master Asset Purchase Agreement, the Company assigned various assets exclusively used by the Company in these product lines, including fixed assets, intellectual property and customer and vendor agreements, to Aurea, and Aurea assumed related liabilities.

Simultaneously with the completion of the sale of the Actional, DataXtend, Savvion and Sonic product lines, the Company also completed the sale of its ObjectStore product line to Metatomix, Inc. (“Metatomix”), a separate subsidiary of ESW Capital and an affiliate of Aurea. The sale of the ObjectStore product line was completed pursuant to the terms of a Master Asset Purchase Agreement, dated November 30, 2012. As contemplated by the ObjectStore Master Asset Purchase Agreement, the Company assigned various assets exclusively used by the Company in the ObjectStore product line, including fixed assets, intellectual property and customer and vendor agreements, to Metatomix, and Metatomix assumed related liabilities.

The aggregate purchase price paid to the Company for the Actional, DataXtend, Savvion, Sonic and ObjectStore product lines was $60.5 million, all of which was paid on the closing date.

Prior to the sale of the product lines discussed above, the Company entered into agreements with Red Hat, Inc. and Rocket Software, Inc. for the sales of its FuseSource and Shadow product lines, respectively. The transactions closed in September 2012 and October 2012, respectively, for total proceeds of $53.2 million, less $5.4 million which is held in escrow to secure indemnification claims, if any, for up to 15 months.

The Company's Quarterly Report on Form 10-Q for the period ended August 31, 2012, reflects the assets and liabilities of the FuseSource product line as held for sale in the unaudited condensed consolidated balance sheet as of August 31, 2012, and reflects the results of operations for the nine months ended August 31, 2012 and 2011, as discontinued operations. The assets and liabilities and results of operations of the Actional, DataXtend, ObjectStore, Savvion, Shadow and Sonic product lines have not previously been reflected as held for sale or as discontinued operations. The historical results of all divested product lines will be reclassified and presented as discontinued operations in future financial statement filings.

The unaudited pro forma condensed consolidated financial information presented in the balance sheet and income statements below, show how the Company may have appeared if the sales described above occurred on August 31, 2012 (in the case of the condensed consolidated balance sheet) or on December 1, 2008 (in the case of the condensed consolidated statements of income). The unaudited financial information presented should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended November 30, 2011, and the Quarterly Report on Form 10-Q for the quarter ended August 31, 2012.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to represent what the results of operations or financial position of the Company would actually have been had the transactions described above occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future period. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable. The pro forma adjustments are directly attributable to the transaction and are expected to have a continuing impact on the results of operations of the Company. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made.

Unaudited Condensed Consolidated Balance Sheet
As of August 31, 2012

(In thousands, except share data)	Historical (1)	Pro Forma Adjustments (2)		Pro Forma Adjustments (3)		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$294,398	$48,870	(a) (c)	$60,500	(a)	$403,768
Short-term investments	57,809	—		—		57,809
Total cash, cash equivalents and short-term investments	352,207	48,870		60,500		461,577
Accounts receivable, net	75,849	(2,196)	(b)	(13,915)	(b)	59,738
Other current assets	26,863	—		(667)	(b)	26,196
Deferred tax assets	10,105	—		—		10,105
Assets held for sale	6,731	(6,731)	(b)	—		—
Total current assets	471,755	39,943		45,918		557,616
Property and equipment, net	64,479	—		(287)	(b)	64,192
Intangible assets, net	47,676	(2,631)	(b)	(17,540)	(b)	27,505
Goodwill	252,735	(8,123)	(b)	(14,939)	(b)	229,673
Deferred tax assets	32,808	965	(g)	4,679	(g)	38,452
Investments in auction rate securities	31,285	—		—		31,285
Other assets	5,588	5,430	(f)	—		11,018
Total assets	$906,326	$35,584		$17,831		$959,741
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	4,827	1,164	(d)	1,076	(d)	7,067
Accrued compensation and related taxes	35,967	—		—		35,967
Income taxes payable	4,171	—		—		4,171
Other accrued liabilities	37,630	—		—		37,630
Short-term deferred revenue	129,606	(6,099)	(b) (c)	(18,887)	(b)	104,620
Liabilities held for sale	5,265	(5,265)	(b)	—		—
Total current liabilities	217,466	(10,200)		(17,811)		189,455
Long-term deferred revenue	5,343	—		—		5,343
Deferred tax liabilities	1,499	—		—		1,499
Other noncurrent liabilities	2,574	—		—		2,574
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $0.01 par value; authorized, 1,000,000 shares; issued, none	—	—		—		—
Common stock, $0.01 par value, and additional paid-in capital; authorized, 200,000,000 shares; issued and outstanding, 63,595,485 shares	352,773	—		—		352,773
Retained earnings, including accumulated other comprehensive loss of $12,292	326,671	45,784	(e) (g)	35,642	(e) (g)	408,097
Total shareholders’ equity	679,444	45,784		35,642		760,870
Total liabilities and shareholders’ equity	$906,326	$35,584		$17,831		$959,741

(1) Historical results represent balances as reported on the Company's unaudited condensed consolidated balance sheet included in the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012.

(2) Pro forma adjustments relate to the divestitures of the FuseSource and Shadow product lines, which were sold in September 2012 and October 2012, respectively. The FuseSource product line assets and liabilities were presented as assets and liabilities held for sale in the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012.

(3) Pro forma adjustments relate to the divestiture of the Actional, DataXtend, ObjectStore, Savvion and Sonic product lines, which were sold to two separate subsidiaries of ESW Capital, the investment arm of Trilogy Enterprises, in December 2012.

Unaudited Condensed Consolidated Statement of Income
Nine Months Ended August 31, 2012

(In thousands, except per share data)	Historical (1)	Pro Forma Adjustments (2)		Pro Forma Adjustments (3)		Pro Forma
Revenue:
Software licenses	102,148	(1,718)	(a)	(17,919)	(a)	82,511
Maintenance and services	235,010	(8,935)	(a)	(45,090)	(a)	180,985
Total revenue	337,158	(10,653)		(63,009)		263,496
Costs of revenue:
Cost of software licenses	6,488	(223)	(a)	(2,472)	(a)	3,793
Cost of maintenance and services	49,267	(648)	(a)	(20,757)	(a)	27,862
Amortization of acquired intangibles	11,013	(1,431)	(a)	(2,247)	(a)	7,335
Total costs of revenue	66,768	(2,302)		(25,476)		38,990
Gross profit	270,390	(8,351)		(37,533)		224,506
Operating expenses:
Sales and marketing	118,058	(1,314)	(a)	(31,253)	(a)	85,491
Product development	63,591	(1,499)	(a)	(21,202)	(a)	40,890
General and administrative	47,949	(19)	(a)	(62)	(a)	47,868
Amortization of acquired intangibles	5,270	(498)	(a)	(2,512)	(a)	2,260
Restructuring expenses	11,175	(527)	(a)	(3,541)	(a)	7,107
Acquisition-related expenses	215	—		—		215
Total operating expenses	246,258	(3,857)		(58,570)		183,831
Income from operations	24,132	(4,494)		21,037		40,675
Other income	882	—		—		882
Income from continuing operations before income taxes	25,014	(4,494)		21,037		41,557
Provision for income taxes	10,157	(1,573)	(b)	7,363	(b)	15,947
Income from continuing operations	14,857	(2,921)		13,674		25,610
Earnings per share from continuing operations:
Basic	$0.24					$0.41
Diluted	$0.23					$0.40
Weighted average shares outstanding:
Basic	62,888					62,888
Diluted	63,795					63,795

(1) Historical results represent balances as reported in the Company's unaudited condensed consolidated statement of income included in the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012.

(2) Pro forma adjustments relate to the divestiture of the Shadow product line, which was sold in October 2012. The FuseSource product line, which was sold in September 2012, was reflected as discontinued operations in the condensed consolidated statement of income as of August 31, 2012, in the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012.

(3) Pro forma adjustments relate to the divestiture of the Actional, DataXtend, ObjectStore, Savvion and Sonic product lines, which were sold to two separate subsidiaries of ESW Capital, the investment arm of Trilogy Enterprises, in December 2012.

Unaudited Condensed Consolidated Statement of Income
Nine Months Ended August 31, 2011

(In thousands, except per share data)	Historical (1)	Pro Forma Adjustments (2)		Pro Forma Adjustments (3)		Pro Forma
Revenue:
Software licenses	135,466	(3,547)	(a)	(31,799)	(a)	100,120
Maintenance and services	250,905	(9,260)	(a)	(48,889)	(a)	192,756
Total revenue	386,371	(12,807)		(80,688)		292,876
Costs of revenue:
Cost of software licenses	7,023	(301)	(a)	(3,072)	(a)	3,650
Cost of maintenance and services	52,648	(794)	(a)	(22,781)	(a)	29,073
Amortization of acquired intangibles	11,871	(1,431)	(a)	(1,983)	(a)	8,457
Total costs of revenue	71,542	(2,526)		(27,836)		41,180
Gross profit	314,829	(10,281)		(52,852)		251,696
Operating expenses:
Sales and marketing	130,030	(3,223)	(a)	(47,343)	(a)	79,464
Product development	57,491	(3,219)	(a)	(18,857)	(a)	35,415
General and administrative	45,937	(20)	(a)	(96)	(a)	45,821
Amortization of acquired intangibles	6,108	(498)	(a)	(2,887)	(a)	2,723
Restructuring expenses	4,627	(40)	(a)	(355)	(a)	4,232
Total operating expenses	244,193	(7,000)		(69,538)		167,655
Income from operations	70,636	(3,281)		16,686		84,041
Other expense	(603)	—		—		(603)
Income from continuing operations before income taxes	70,033	(3,281)		16,686		83,438
Provision for income taxes	21,536	(1,148)	(b)	5,840	(b)	26,228
Income from continuing operations	48,497	(2,133)		10,846		57,210
Earnings per share from continuing operations:
Basic	$0.73					$0.86
Diluted	$0.71					$0.83
Weighted average shares outstanding:
Basic	66,581					66,581
Diluted	68,728					68,728

(1) Historical results represent balances as reported in the Company's unaudited condensed consolidated statement of income included in the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012.

(2) Pro forma adjustments relate to the divestiture of the Shadow product line, which was sold in October 2012. The FuseSource product line, which was sold in September 2012, was reflected as discontinued operations in the unaudited condensed consolidated statement of income as of August 31, 2011, in the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012.

(3) Pro forma adjustments relate to the divestiture of the Actional, DataXtend, ObjectStore, Savvion and Sonic product lines, which were sold to two separate subsidiaries of ESW Capital, the investment arm of Trilogy Enterprises, in December 2012.

Unaudited Condensed Consolidated Statement of Income
Year Ended November 30, 2011

(In thousands, except per share data)	Historical (1)	Pro Forma Adjustments (2)		Pro Forma Adjustments (3)		Pro Forma
Revenue:
Software licenses	$184,173	$(4,080)	(a)	$(43,246)	(a)	$136,847
Maintenance and services	349,422	(27,006)	(a)	(64,669)	(a)	257,747
Total revenue	533,595	(31,086)		(107,915)		394,594
Costs of revenue:
Cost of software licenses	8,962	(372)	(a)	(3,962)	(a)	4,628
Cost of maintenance and services	78,605	(8,747)	(a)	(31,168)	(a)	38,690
Amortization of acquired intangibles	15,728	(1,908)	(a)	(2,732)	(a)	11,088
Total costs of revenue	103,295	(11,027)		(37,862)		54,406
Gross profit	430,300	(20,059)		(70,053)		340,188
Operating expenses:
Sales and marketing	186,077	(9,881)	(a)	(68,690)	(a)	107,506
Product development	80,719	(8,266)	(a)	(25,545)	(a)	46,908
General and administrative	62,100	(26)	(a)	(122)	(a)	61,952
Amortization of acquired intangibles	8,018	(777)	(a)	(3,831)	(a)	3,410
Restructuring expenses	4,627	(37)	(a)	(308)	(a)	4,282
Acquisition-related expenses	536	—		—		536
Total operating expenses	342,077	(18,987)		(98,496)		224,594
Income from operations	88,223	(1,072)		28,443		115,594
Other expense	(519)	—		—		(519)
Income from continuing operations before income taxes	87,704	(1,072)		28,443		115,075
Provision for income taxes	28,075	(375)	(b)	9,955	(b)	37,655
Income from continuing operations	59,629	(697)		18,488		77,420
Earnings per share from continuing operations:
Basic	$0.91					$1.18
Diluted	$0.88					$1.15
Weighted average shares outstanding:
Basic	65,705					65,705
Diluted	67,540					67,540

(1) Historical results represent balances as reported in the Company's consolidated statement of income included in the Company's Annual Report on Form 10-K for the year ended November 30, 2011. The historical consolidated statement of income has been revised to reflect the impact of the immaterial correction of period period amounts. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012, for more information.

(2) Pro forma adjustments relate to the divestitures of the FuseSource and Shadow product lines, which were sold in September 2012 and October 2012, respectively.

(3) Pro forma adjustments relate to the divestiture of the Actional, DataXtend, ObjectStore, Savvion and Sonic product lines, which were sold to two separate subsidiaries of ESW Capital, the investment arm of Trilogy Enterprises, in December 2012.

Unaudited Condensed Consolidated Statement of Income
Year Ended November 30, 2010

(In thousands, except per share data)	Historical (1)	Pro Forma Adjustments (2)		Pro Forma Adjustments (3)		Pro Forma
Revenue:
Software licenses	$192,568	$(2,941)	(a)	$(46,969)	(a)	$142,658
Maintenance and services	336,552	(25,111)	(a)	(64,208)	(a)	247,233
Total revenue	529,120	(28,052)		(111,177)		389,891
Costs of revenue:
Cost of software licenses	7,923	(120)	(a)	(1,891)	(a)	5,912
Cost of maintenance and services	71,290	(9,358)	(a)	(31,325)	(a)	30,607
Amortization of acquired intangibles	20,109	(1,907)	(a)	(3,934)	(a)	14,268
Total costs of revenue	99,322	(11,385)		(37,150)		50,787
Gross profit	429,798	(16,667)		(74,027)		339,104
Operating expenses:
Sales and marketing	168,788	(11,141)	(a)	(59,339)	(a)	98,308
Product development	90,643	(8,029)	(a)	(29,555)	(a)	53,059
General and administrative	51,805	(26)	(a)	(123)	(a)	51,656
Amortization of acquired intangibles	10,449	(848)	(a)	(3,883)	(a)	5,718
Restructuring expenses	39,975	(1,049)	(a)	(10,758)	(a)	28,168
Acquisition-related expenses	468	—		(468)		—
Total operating expenses	362,128	(21,093)		(104,126)		236,909
Income from operations	67,670	4,426		30,099		102,195
Other income	3,758	—		—		3,758
Income from continuing operations before income taxes	71,428	4,426		30,099		105,953
Provision for income taxes	23,330	1,549	(b)	10,535	(b)	35,414
Income from continuing operations	48,098	2,877		19,564		70,539
Earnings per share from continuing operations:
Basic	$0.75					$1.10
Diluted	$0.73					$1.07
Weighted average shares outstanding:
Basic	63,957					63,957
Diluted	66,212					66,212

(1) Historical results represent balances as reported in the Company's consolidated statement of income included in the Company's Annual Report on Form 10-K for the year ended November 30, 2011. The historical consolidated statement of income has been revised to reflect the impact of the immaterial correction of period period amounts. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012, for more information.

(2) Pro forma adjustments relate to the divestitures of the FuseSource and Shadow product lines, which were sold in September 2012 and October 2012, respectively.

(3) Pro forma adjustments relate to the divestiture of the Actional, DataXtend, ObjectStore, Savvion and Sonic product lines, which were sold to two separate subsidiaries of ESW Capital, the investment arm of Trilogy Enterprises, in December 2012.

Unaudited Condensed Consolidated Statement of Income
Year Ended November 30, 2009

(In thousands, except per share data)	Historical (1)	Pro Forma Adjustments (2)		Pro Forma Adjustments (3)		Pro Forma
Revenue:
Software licenses	$175,566	$(6,892)	(a)	$(34,042)	(a)	$134,632
Maintenance and services	318,571	(16,788)	(a)	(42,726)	(a)	259,057
Total revenue	494,137	(23,680)		(76,768)		393,689
Costs of revenue:
Cost of software licenses	7,776	(279)	(a)	(1,373)	(a)	6,124
Cost of maintenance and services	65,967	(4,512)	(a)	(16,141)	(a)	45,314
Amortization of acquired intangibles	19,459	(1,907)	(a)	(3,080)	(a)	14,472
Total costs of revenue	93,202	(6,698)		(20,594)		65,910
Gross profit	400,935	(16,982)		(56,174)		327,779
Operating expenses:
Sales and marketing	182,227	(14,521)	(a)	(38,226)	(a)	129,480
Product development	93,262	(13,152)	(a)	(24,372)	(a)	55,738
General and administrative	59,612	—	(a)	—	(a)	59,612
Amortization of acquired intangibles	9,047	(859)	(a)	(590)	(a)	7,598
Restructuring expenses	5,215	(177)	(a)	(1,406)	(a)	3,632
Acquisition-related expenses	440	—		—		440
Total operating expenses	349,803	(28,709)		(64,594)		256,500
Income from operations	51,132	11,727		8,420		71,279
Other income	48	—		—		48
Income from continuing operations before income taxes	51,180	11,727		8,420		71,327
Provision for income taxes	17,900	4,104	(b)	2,947	(b)	24,951
Income from continuing operations	33,280	7,623		5,473		46,376
Earnings per share from continuing operations:
Basic	$0.55					$0.77
Diluted	$0.54					$0.75
Weighted average shares outstanding:
Basic	60,155					60,155
Diluted	61,562					61,562

(1) Historical results represent balances as reported in the Company's consolidated statement of income included in the Company's Annual Report on Form 10-K for the year ended November 30, 2011. The historical consolidated statement of income has been revised to reflect the impact of the immaterial correction of prior period amounts. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2012, for more information.

(2) Pro forma adjustments relate to the divestitures of the FuseSource and Shadow product lines, which were sold in September 2012 and October 2012, respectively.

(3) Pro forma adjustments relate to the divestiture of the Actional, DataXtend, ObjectStore, Savvion and Sonic product lines, which were sold to two separate subsidiaries of ESW Capital, the investment arm of Trilogy Enterprises, in December 2012.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Pro Forma Adjustments to the Condensed Consolidated Balance Sheet as of August 31, 2012

(a) To record cash proceeds received from dispositions.

(b) To eliminate assets and liabilities sold in dispositions.

(c) To record proceeds received and associated deferred revenue for an arrangement entered into with a purchaser, as part of the disposition.

(d) To accrue estimated direct transaction costs associated with the dispositions.

(e) To record the gains on sales of the dispositions.

(f) To record amounts held in escrow, and expected to be received, as part of indemnification clauses under the disposition arrangements.

(g) To eliminate the deferred taxes associated with the dispositions.

Pro Forma Adjustments to the Condensed Consolidated Statements of Income for the Nine Months Ended August 31, 2012 and 2011 and for the Years Ended November 30, 2011, 2010 and 2009

(a) To eliminate the revenues and direct expenses of the divested product lines.

(b) To adjust the provision for income taxes for the effects of the pro forma adjustments, at statutory rates.